                                 STATEMENT PURSUANT TO 18 U.S.C. SECTION 1350, AS
                             ENACTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K for the year ended December 31, 2004 (the "Annual
Report"), of Southern California Edison Company (the "Company"), and pursuant to 18 U.S.C. Section 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies, to the best of his knowledge, that:

1.       The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities
              Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.       The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 16, 2005

                                                      /s/ Alan J. Fohrer
                                                      ---------------------------------------------
                                                      Alan J. Fohrer
                                                      Chief Executive Officer
                                                      Southern California Edison Company

                                                      /s/ W. James Scilacci
                                                      ---------------------------------------------
                                                      W. James Scilacci
                                                      Chief Financial Officer
                                                      Southern California Edison Company

This statement accompanies the Annual Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.